SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                         Date of Report
                         (Date of earliest
                         event reported):        May 17, 2002


                              Johnson Outdoors Inc.
       -----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                     0-16255                        39-1536083
---------------              ---------------                    ----------
(State or other             (Commission File                  (IRS Employer
jurisdiction of                  Number)                    Identification No.)
incorporation)


                    555 Main Street, Racine, Wisconsin 53403
              ----------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (262) 631-6600
                         (Registrant's telephone number)



                  1326 Willow Road, Sturtevant, Wisconsin 53177
                          (Registrant's Former Address)

Item 4.  Changes in Registrant's Certifying Accountant.

         (a)      Previous Independent Accountants.

                  (i) On May 17, 2002, Johnson Outdoors Inc., a Wisconsin corporation (the "Registrant"), notified Arthur Andersen LLP ("Andersen") that its appointment as principal accountants was terminated. Prior to this dismissal, Andersen was engaged by the Registrant as the principal accountants to audit the Registrant's financial statements. The Audit Committee of the Board of Directors of the Registrant approved the decision to change independent accountants.

                  (ii) The reports of Andersen on the financial statements for the fiscal year ending September 28, 2001 (Andersen was not the Registrant's accountant for the fiscal year ended September 29, 2000) contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

                  (iii) In connection with Andersen's audit for the fiscal year ending September 28, 2001 and through May 17, 2002 (Andersen was not the Registrant's accountant for the fiscal year ended September 29, 2000), the Registrant has had no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Andersen would have caused Andersen to make reference thereto in their report on the financial statements for such year.

                  (iv) The Registrant has requested that Andersen furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated May 24, 2002, was filed as Exhibit 16.1 to the Current Report on Form 8-K that was filed with the Securities and Exchange Commission on May 24, 2002. A copy of such letter, dated June 19, 2002, relating to this Amendment No. 1 to this Current Report on Form 8-K, is attached hereto as Exhibit 16.2.

         (b)      New Independent Accountants.

                  (i) As of May 17, 2002, the Registrant has engaged Ernst & Young LLP as its new independent accountants, to act as the principal accountants in auditing the Registrant's financial statements. During the two most recent fiscal years and through May 17, 2002, the Registrant has not consulted with Ernst & Young LLP regarding any of the matters identified in
                  Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits. The following exhibit is being filed herewith:

                  (16.1)*   Letter dated May 24, 2002 from Andersen.

                  (16.2)    Letter dated June 19, 2002 from Andersen.


* Previously filed on Form 8-K on May 24, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                JOHNSON OUTDOORS INC.



Dated:     June 19, 2002                        By: /s/ Helen P. Johnson-Leipold
                                                    ----------------------------
                                                    Helen P. Johnson-Leipold
                                                      Chief Executive Officer

                   Exhibit Index to Current Report on Form 8-K


Exhibit
Number        Description

(16.1)*       Letter dated May 24, 2002 from Andersen.

(16.2)        Letter dated June 19, 2002 from Andersen.


* Previously filed on Form 8-K on May 24, 2002.